EXHIBIT (99.3)

                             POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that THE GOLDMAN SACHS GROUP, INC. (the "Company") does hereby make, constitute and appoint Sadhiya Raffique, Santosh Vinayagamoorthy, D Guru Prasad, Tobi Amusan, Akash Keshari, Papa Lette, Andrzej Szyszka, Rahail Patel, Taiki Misu, Regina Chan, Abhilasha Bareja, Veronica Mupazviriwo, Sam Prashanth, Ameen Soetan, Abhishek Vishwanathan, Elizabeth Novak and Matthew Pomfret, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company pursuant to Rule 13f-1or Regulation 13D-G under the Securities Exchange Act of 1934, (as amended, the "Act"), which may be required of the Company with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said Attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said Attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until July 8, 2027 unless earlier revoked by written instrument, or in the event an Attorney-in-fact ceases to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates or ceases to perform the function in connection with which he or she was appointed Attorney-in-fact prior to July 8, 2027, this Power of Attorney shall cease to have effect in relation to such Attorney-in-fact upon such cessation but shall continue in full force and effect in relation to the remaining Attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke the Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

This Power of Attorney supersedes the Power of Attorney granted by the Company to Sadhiya Raffique, Santosh Vinayagamoorthy, D Guru Prasad, Tobi Amusan, Akash Keshari, Papa Lette, Andrzej Szyszka, Rahail Patel, Taiki Misu, Regina Chan, Mariana Audeves Martinez, Asheesh Bajaj, Abhilasha Bareja, Veronica Mupazviriwo, Sam Prashanth, Ameen Soetan, Abhishek Vishwanathan, Elizabeth Novak and Matthew Pomfret on July 16, 2025.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of July 8, 2026.


GOLDMAN SACHS & CO. LLC



By: /s/  Scott Kilpatrick
____________________________
Name: Scott Kilpatrick
Title: Attorney-in-Fact

                                                                 EXHIBIT (99.4)

                             POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that GOLDMAN SACHS & CO. LLC (the "Company") does hereby make, constitute and appoint each Sadhiya Raffique, Santosh Vinayagamoorthy, D Guru Prasad, Tobi Amusan, Akash Keshari, Papa Lette, Andrzej Szyszka, Rahail Patel, Taiki Misu, Regina Chan, Abhilasha Bareja, Veronica Mupazviriwo, Sam Prashanth, Ameen Soetan, Abhishek Vishwanathan, Elizabeth Novak and Matthew Pomfret, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company pursuant to Rule 13f-1 or Regulation 13D-G under the Securities Exchange Act of 1934, (as amended, the "Act"), which may be required of the Company with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said Attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said Attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until July 2, 2027 unless earlier revoked by written instrument, or in the event an Attorney-in-fact ceases to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates or ceases to perform the function in connection with which he or she was appointed Attorney-in-fact prior to July 2, 2027, this Power of Attorney shall cease to have effect in relation to such Attorney-in-fact upon such cessation but shall continue in full force and effect in relation to the remaining Attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke the Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

This Power of Attorney supersedes the Power of Attorney granted by the Company to Sadhiya Raffique, Santosh Vinayagamoorthy, D Guru Prasad, Tobi Amusan, Akash Keshari, Papa Lette, Andrzej Szyszka, Rahail Patel, Taiki Misu, Regina Chan, Mariana Audeves Martinez, Asheesh Bajaj, Abhilasha Bareja, Veronica Mupazviriwo, Sam Prashanth, Ameen Soetan, Abhishek Vishwanathan, Elizabeth Novak and Matthew Pomfret, on July 16, 2025.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of July 2, 2026.


GOLDMAN SACHS & CO. LLC


By: /s/  Carey Ziegler
____________________________
Name: Carey Ziegler
Title: Managing Director

                                                                EXHIBIT (99.5)

			POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that WSLS EMP OFFSHORE INVESTMENTS, L.P. does hereby make, constitute and appoint each of Sadhiya Raffique, Santosh Vinayagamoorthy, D Guru Prasad, Tobi Amusan, Akash Keshari, Papa Lette, Andrzej Szyszka, Rahail Patel, Taiki Misu, Regina Chan, Abhilasha Bareja, Veronica Mupazviriwo, Sam Prashanth, Ameen Soetan, Abhishek Vishwanathan, Elizabeth Novak and Matthew Pomfret (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-
fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of July 1, 2026.

	WSLS EMP OFFSHORE INVESTMENTS, L.P.
	By: Goldman Sachs & Co. LLC, as Investment Manager





By: /s/  Carey Ziegler
____________________________
Name: Carey Ziegler
Title: Managing Director

                                                                EXHIBIT (99.6)

			POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that WSLS EMP ONSHORE INVESTMENTS, L.P. does hereby make, constitute and appoint each of Sadhiya Raffique, Santosh Vinayagamoorthy, D Guru Prasad, Tobi Amusan, Akash Keshari, Papa Lette, Andrzej Szyszka, Rahail Patel, Taiki Misu, Regina Chan, Abhilasha Bareja, Veronica Mupazviriwo, Sam Prashanth, Ameen Soetan, Abhishek Vishwanathan, Elizabeth Novak and Matthew Pomfret (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-
fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of July 1, 2026.

	WSLS EMP ONSHORE INVESTMENTS, L.P.
	By: Goldman Sachs & Co. LLC, as Investment Manager




By: /s/  Carey Ziegler
____________________________
Name: Carey Ziegler
Title: Managing Director

                                                                EXHIBIT (99.7)


			POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that WSLS OFFSHORE INVESTMENTS, SLP does hereby make, constitute and appoint each of Sadhiya Raffique, Santosh Vinayagamoorthy, D Guru Prasad, Tobi Amusan, Akash Keshari, Papa Lette, Andrzej Szyszka, Rahail Patel, Taiki Misu, Regina Chan, Abhilasha Bareja, Veronica Mupazviriwo, Sam Prashanth, Ameen Soetan, Abhishek Vishwanathan, Elizabeth Novak and Matthew Pomfret (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-
fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of July 1, 2026.

	WSLS OFFSHORE INVESTMENTS, SLP
	By: Goldman Sachs & Co. LLC, as Investment Manager




By: /s/  Carey Ziegler
____________________________
Name: Carey Ziegler
Title: Managing Director

                                                                EXHIBIT (99.8)

			POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that WEST STREET LIFE SCIENCES I, L.P. does hereby make, constitute and appoint each of Sadhiya Raffique, Santosh Vinayagamoorthy, D Guru Prasad, Tobi Amusan, Akash Keshari, Papa Lette, Andrzej Szyszka, Rahail Patel, Taiki Misu, Regina Chan, Abhilasha Bareja, Veronica Mupazviriwo, Sam Prashanth, Ameen Soetan, Abhishek Vishwanathan, Elizabeth Novak and Matthew Pomfret (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-
fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of July 1, 2026.


	WEST STREET LIFE SCIENCES I, L.P.
	By: Goldman Sachs & Co. LLC, as Investment Manager

                                                                 EXHIBIT (99.9)

                             POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that BROAD STREET PRINCIPAL INVESTMENTS, L.L.C. (the "Company") does hereby make, constitute and appoint each of Sadhiya Raffique, Santosh Vinayagamoorthy, D Guru Prasad, Tobi Amusan, Akash Keshari, Papa Lette, Andrzej Szyszka, Rahail Patel, Taiki Misu, Regina Chan, Abhilasha Bareja, Veronica Mupazviriwo, Sam Prashanth, Ameen Soetan, Abhishek Vishwanathan, Elizabeth Novak and Matthew Pomfret (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of November 12, 2026.



BROAD STREET PRINCIPAL INVESTMENTS, L.L.C.



By: /s/  Carey Ziegler
____________________________
Name: Carey Ziegler
Title: Vice President